Exhibit 16

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Mark Barnard	Trustee	March 5, 2021
Mark A. Barnard

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas W. Brock	Trustee	March 5, 2021
Thomas W. Brock

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael B. Clement	Trustee	March 5, 2021
Michael B. Clement

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley	Trustee	March 5, 2021
Donald E. Foley

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Christopher P.A. Komisarjevsky	Trustee	March 5, 2021
Christopher P.A. Komisarjevsky

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero Gary S. Schpero	Trustee and Chairman	March 1, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin H. Thomas McMeekin	Trustee	March 6, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President, and Chief Executive Officer	March 5, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gloria D. Reeg Gloria D. Reeg	Trustee	March 8, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kathleen Stephansen Kathleen Stephansen	Trustee	March 5, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer	March 5, 2021

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) 1290 VT Energy Portfolio, a series of the Trust, into 1290 VT Natural Resources Portfolio, a series of the Trust, (2) EQ/Franklin Balanced Managed Volatility Portfolio, a series of the Trust, into EQ/Balanced Strategy Portfolio, a series of the Trust, and (3) EQ/Global Bond PLUS Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, 1290 VT Natural Resources Portfolio, EQ/Balanced Strategy Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of 1290 VT Energy Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, and EQ/Global Bond PLUS Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Caroline L. Williams Caroline L. Williams	Trustee	March 8, 2021